UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 1, 2014

CYTOCORE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-00935	36-4296006
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

414 North Orleans Street, Suite 503

Chicago, IL 60654

(Address of principal executive offices) (Zip Code)

(312) 222-9550

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition of Medite

As previously reported in the Current Report on Form 8-K dated January 11, 2014 of Cytocore, Inc. (the “Company”), on January 11, 2014, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Medite Enterprises, Inc., a Florida corporation (“Medite”), Medite GMBH, a corporation organized under the laws of Germany and wholly owned by Medite (the “Subsidiary”), Michael Ott and Michaela Ott, the sole shareholders of the Company (collectively, the “Shareholders”). On March 15, 2014, the Company, Medite, the Subsidiary and the Shareholders entered into Amendment No. 1 to Stock Purchase Agreement (“Amendment No. 1”) pursuant to which the parties agreed to extend the outside date for the closing until April 3, 2014. On April 1, 2014, the Company, Medite, the Subsidiary and the Shareholders entered into Amendment No. 2 to Stock Purchase Agreement (“Amendment No. 2”) pursuant to which the parties agreed to make certain modifications to the common stock consideration to be issued to the Shareholders at closing and the terms of the private placement required to be completed prior to the closing (the “Private Placement”). The parties agreed to increase the total amount of the Private Placement to $2,500,000 and to reduce the amount required to be completed prior to the closing of the Acquisition to $1,250,000.

On April 3, 2014, pursuant to the terms and conditions of the Purchase Agreement, as amended to date, the Company acquired 100% of the issued and outstanding capital stock of Medite from the Shareholders (the “Acquisition”) in exchange for the issuance of up to 1,500,000,000 shares of the Company’s common stock to the Shareholders, of which 1,468,750,000 shares were issued upon the closing of the Acquisition. In the event that the Company issues less than $2,500,000 of shares of common stock in the Private Placement, the Company shall be required to issue up to an additional 31,250,000 shares of common stock to the Shareholders.

The foregoing description of the Agreement, Amendment No. 1 and Amendment No. 2 are qualified in their entirety by reference to the complete text of the Agreement, Amendment No. 1 and Amendment No. 2, copies of which are attached as Exhibits 2.1, 2.2 and 2.3, respectively and are incorporated herein by reference. These descriptions are intended to provide investors and security holders with information regarding the material terms of the transaction. They are not intended to provide any other factual information about the Company, Medite or the Subsidiary. The representations, warranties and covenants contained in the Agreement were made only for purpose of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, and such subsequent information may or may not be fully reflected in our public disclosures.

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The shares of the Company’s common stock issued in connection with the Acquisition were not registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption from registration provide by Section 4(2) under the Securities Act. These shares may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Private Placement

Upon the closing of the Acquisition, the Company conducted an initial closing of the Private Placement. Pursuant to a Securities Purchase Agreement, as amended to date, the Company issued 95,587,500 shares of common stock to certain accredited investors for an aggregate purchase price of $1,529,400.

Pursuant to a placement agent agreement, the Company paid cash commissions of $46,298 to a placement agent, which equated to 7% of the amount raised by such agent.

The shares of common stock issued in the Private Placement were not registered under the Securities Act at the time of sale and, therefore, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The shares were issued in a private placement transaction solely to a limited number of accredited investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, without engaging in any advertising or general solicitation of any kind.

Conversion of Accrued Wages and Fees

In connection the closing of the Acquisition, the Company also issued an aggregate of 69,723,439 shares of the Company’s common stock to certain employees and consultants of the Company in consideration of the conversion of certain accrued wages and consulting fees. The shares of the Company’s common stock issued to such employees and consultants were not registered under the Securities Act in reliance upon an exemption from registration provide by Section 4(2) under the Securities Act. These shares may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Following the closing of the Acquisition, the Private Placement and the conversion of accrued wages, there were 1,904,591,786 shares of the Company’s common stock issued and outstanding. Approximately 77% of such issued and outstanding shares of the Company’s common stock were held by the Shareholders.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Acquisition of Medite” is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Acquisition of Medite”, “Private Placement”, and “Conversion of Accrued Wages” are incorporated herein by reference.

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Item 5.01	Change in Control of Registrant

The disclosures set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2014, concurrently with the closing of the Acquisition and in accordance with the terms of the Purchase Agreement, Michael Ott and Michaela Ott were appointed to the Company’s board of directors.

Effective April 3, 2014, Michaela Ott was appointed to serve as Chief Executive Officer of the Company. Mrs. Ott has served as Co-President of Medite GMBH since 2006 and as a director of Medite Enterprises, Inc. since 2013.

Effective April 3, 2014, Michael Ott was appointed to serve as President and Chief Operating Officer of the Company. Mr. Ott has served as Co-President of Medite GMBH since 2006 and as Chief Executive Officer and President of Medite Enterprises, Inc. since 2013.

Effective April 3, 2014, Robert McCullough resigned his position as Chief Executive Officer of the Company. Mr. McCullough will continue to serve as a member of the Company’s board of directors and as the Company’s Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the Acquisition.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K the financial statements required under this Item 9.01 will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the completion of the Acquisition.

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(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Stock Purchase Agreement by and among Cytocore, Inc., Medite Enterprises, Inc., Medite GMBH, Michael Ott and Michaela Ott dated January 11, 2014 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 11, 2014).
2.2	Amendment No. 1 to Stock Purchase Agreement by and among Cytocore, Inc., Medite Enterprises, Inc., Medite GMBH, Michael Ott and Michaela Ott dated March 15, 2014(incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated March 15, 2014).
2.3	Amendment No. 2 to Stock Purchase Agreement by and among Cytocore, Inc., Medite Enterprises, Inc., Medite GMBH, Michael Ott and Michaela Ott dated April 2, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytocore, Inc.

Date: April 7, 2014	By:	/s/ Robert McCullough, Jr.
Robert McCullough, Jr.
Chief Financial Officer

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